SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 12, 2000


                        CHANGE TECHNOLOGY PARTNERS, INC.
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               (Exact name of registrant as specified in charter)


     DELAWARE                      0-13347                  06-1582875
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  (State or other                (Commission                (IRS Employer
  jurisdiction of                File Number)               Identification No.)
   incorporation)


     20 DAYTON AVENUE, GREENWICH, CONNECTICUT               06830
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     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  (203) 661-6942
                                                    ----------------------------

                          ARINCO COMPUTER SYSTEMS INC.
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         On September 12, 2000, Arinco Computer Systems Inc., a New Mexico corporation ("Arinco"), merged (the "Merger") with and into Change Technology Partners, Inc. (f/k/a Pangea Internet, Inc.), a Delaware corporation ("Change Technology"), with Change Technology as the surviving company. In the Merger, each outstanding share of common stock, par value of $0.01, of Arinco was exchanged for one share of common stock, par value of $0.01, of Change Technology, and each outstanding share of preferred stock, par value of $0.01, of Arinco was exchanged for one share of preferred stock, par value of $0.01, of Change Technology.

         As a result of the Merger, Change Technology will comply with all applicable provisions of the Securities Exchange Act of 1934, as amended.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C) EXHIBITS

                  EXHIBIT NUMBER             DESCRIPTION
                  --------------             -----------

                       10.1 Agreement and Plan of Merger of Arinco Computer Systems Inc. with and into Change Technology
                                             Partners, Inc. (f/k/a Pangea
                                             Internet, Inc.), dated April 21,
                                             2000.

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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CHANGE TECHNOLOGY PARTNERS, INC.


Date: September 12, 2000      By:       /s/ Matthew Ryan
                                        ----------------------------------------
                                        Matthew Ryan
                                        President and Chief Executive Officer


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                                  EXHIBIT INDEX
                                  -------------


         EXHIBIT NUMBER                      DESCRIPTION
         --------------                      -----------

                  EXHIBIT NUMBER               DESCRIPTION
                  --------------               -----------

                      10.1 Agreement and Plan of Merger of Arinco Computer Systems Inc. with and into Change Technology
                                               Partners, Inc. (f/k/a Pangea
                                               Internet, Inc.), dated April 21,
                                               2000.